UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

CONCORD CAMERA CORP.

(Exact name of registrant as specified in its charter)

New Jersey	0-17038	13-3152196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 14, 2013, the Company's board of directors approved a liquidating distribution of $0.07 per share to the shareholders of record at the close of business on May 11, 2009 (the “Record Date”) in accordance with the previously announced Plan of Dissolution and Liquidation (the "Plan of Liquidation"). As previously announced, in accordance with the Plan of Liquidation, the Company’s stock transfer books were closed at the close of business on May 11, 2009 and no transfers of its common stock were recorded after that time. The Company currently anticipates that payment of the liquidating distribution will be made in June 2013 and shareholders of record on the Record Date will receive a communication from the Company’s stock transfer agent in June 2013 regarding the distribution. The timing and amounts of any future distributions, if any, will be determined by the Company's Board of Directors in accordance with the Plan of Liquidation. There can be no assurance that there will be any future distributions.

Cautionary Statement About Forward Looking Statements

The statements contained in this Form 8-K that are not historical facts are "forward looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: "estimates," "projects," "anticipates," "expects," "intends," "believes," "plans," "forecasts" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties, including statements reported in this Form 8-K regarding the timing and amount of (i) the liquidating distribution, (ii) the communication from the Company’s stock transfer agent and (iii) future liquidating distributions, if any. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the failure of the Company’s stock transfer agent to communicate with the Company’s shareholders or to effectuate the liquidating distribution in a timely manner or at all, the Company's ability to monetize or otherwise dispose of its remaining non-cash assets in a timely manner or at all, the Company's ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors, and costs associated with executing the Plan of Liquidation.

For a discussion of some additional factors that could cause actual results to differ, see the risks discussed under "Risk Factors" and the disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2008 and subsequently filed reports and in "Certain Risks Related to the Dissolution and the Plan of Liquidation" and the disclosures in the Definitive Proxy Statement for the 2008 Annual Shareholders' Meeting filed with the Securities and Exchange Commission on November 7, 2008. The Company wishes to caution the reader that these forward-looking statements, including, without limitation, statements regarding the amount of any liquidating distributions, the timing of any liquidating distributions, and other statements contained in this Form 8-K regarding matters that are not historical facts, are only estimates or predictions. No assurance can be given that future results will be achieved.

Actual events or results may differ materially as a result of risks facing the Company or actual results differing from the assumptions underlying such statements. Any forward-looking statements contained in this Form 8-K represent the Company’s estimates only as of the date of this Form 8-K, or as of such earlier dates as are indicated herein, and should not be relied upon as representing the Company’s estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, unless required by applicable law, the Company specifically disclaims any obligation to do so, even if its estimates change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCORD CAMERA CORP.
Date: June 17, 2013	By:	/s/ Ira B. Lampert
Ira B. Lampert, Chief Executive Officer, President and Treasurer